Exhibit 99.2

Supplemental Information

March 31, 2005

Contact:	6110 Executive Boulevard
Sara Grootwassink	Suite 800
Chief Financial Officer	Rockville, MD 20852
Direct Dial: (301) 255-0820	(301) 984-9400
E-mail: sgrootwassink@writ.com	(301) 984-9610 fax

Washington Real Estate Investment Trust

Supplemental Information

Table of Contents

March 31, 2005

Washington Real Estate Investment Trust

About the Trust

Mission Statement

Washington Real Estate Investment Trust, founded in 1960 and headquarted in Rockville, Maryland, invests in a diversified range of income-producing property types. Our purpose is to acquire and manage real estate investments in markets we know well and protect our assets from single property-type value fluctuations through diversified holdings. Our goal is to continue to safely increase earnings and shareholder value.

Company Background

We are a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington-Baltimore region. We own a diversified portfolio of 67 properties consisting of 12 retail centers, 27 office properties, 19 industrial properties and 9 multifamily properties.

Our dividends have increased every year for 34 consecutive years and our Funds From Operations (“FFO”) per share has increased every year for 32 consecutive years. WRIT shares are publicly traded on the New York Stock Exchange (symbol: WRE).

Certain statements in the supplemental disclosures which follow are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, fluctuations in interest rates, availability of raw materials and labor costs, levels of competition, the effect of government regulation, the availability of capital, weather conditions, the timing and pricing of lease transactions and changes in general and local economic and real estate market conditions, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2003 Form 10-K. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Washington Real Estate Investment Trust

Consolidated Statements of Operations

(In thousands, except per share data)

(unaudited)

Three Months Ended
03/31/05	12/31/04	09/30/04	06/30/04	03/31/04
OPERATING RESULTS
Real estate rental revenue	$45,387	$43,828	$43,351	$42,624	$42,264
Real estate expenses	(14,205)	(12,984)	(13,165)	(12,604)	(12,641)

31,182	30,844	30,186	30,020	29,623
Real estate depreciation and amortization	(10,565)	(10,315)	(10,051)	(9,651)	(9,424)

Income from real estate	20,617	20,529	20,135	20,369	20,199
Other income	114	88	59	115	65
Interest expense	(8,588)	(8,551)	(8,760)	(8,614)	(8,575)
General and administrative	(2,232)	(1,622)	(1,616)	(1,727)	(1,229)

Income from continuing operations	9,911	10,444	9,818	10,143	10,460
Discontinued Operations:
Income (loss) from operations of properties sold or held for sale	234	910	979	939	842
Gain on sale of real estate investment	32,089	1,029	—	—	—

Income (loss) from discontinued operations	32,323	1,939	979	939	842
Net Income	$42,234	$12,383	$10,797	$11,082	$11,302

Per Share Data
Net Income	$1.01	$0.30	$0.26	$0.26	$0.27
Fully diluted weighted average shares outstanding	42,015	41,911	41,883	41,838	41,820
Percentage of Revenues:
Real estate expenses	31.3%	29.6%	30.4%	29.6%	29.9%
General and administrative	4.9%	3.7%	3.7%	4.1%	2.9%
Ratios:
EBITDA / Interest Expense	3.4	x	3.6	x	3.4	x	3.5	x	3.5	x
Income from continuing operations/Total real estate revenue	21.8%	23.8%	22.6%	23.8%	24.7%
Net income/Total real estate revenue	93.1%	28.3%	24.9%	26.0%	26.7%

Washington Real Estate Investment Trust

Consolidated Balance Sheets

(In thousands)

(unaudited)

	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
Assets
Land	$223,407	$210,647	$204,456	$202,453	$201,578
Building and improvements	949,905	906,228	847,146	820,917	815,566

Total real estate, at cost	1,173,312	1,116,875	1,051,602	1,023,370	1,017,144
Accumulated depreciation	(210,849)	(201,758)	(192,338)	(183,339)	(174,665)

Total investment in real estate, net	962,463	915,117	859,264	840,031	842,479
Investment in real estate sold or held for sale, net	—	34,158	41,091	41,315	41,492
Cash and cash equivalents	5,491	5,562	3,061	8,304	6,040
Restricted cash	12,515	388	66	32	24
Rents and other receivables, net of allowance for doubtful accounts	21,365	21,423	21,098	20,529	18,938
Prepaid expenses and other assets	34,997	35,066	32,911	26,499	28,328
Other assets related to properties sold or held for sale	—	679	711	756	727

Total Assets	$1,036,831	$1,012,393	$958,202	$937,466	$938,028

Liabilities and Shareholders’ Equity
Accounts payable and other liabilities	$23,285	$22,586	$21,170	$22,475	$17,250
Advance rents	5,551	5,108	4,882	4,947	5,321
Tenant security deposits	5,990	5,784	5,718	5,621	5,678
Other liabilities related to properties sold or held for sale	—	848	1,208	1,461	1,311
Mortgage notes payable	197,775	173,429	150,904	141,271	141,752
Lines of credit/short-term note payable	90,500	117,000	30,850	13,250	13,250
Notes payable	320,000	320,000	375,000	375,000	375,000

Total Liabilities	643,101	644,755	589,732	564,025	559,562

Minority interest	1,642	1,629	1,624	1,615	1,609

Shareholders’ Equity
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	$420	$420	$418	$418	$418
Additional paid-in capital	405,119	405,029	401,006	400,713	400,582
Distributions in excess of net income	(9,796)	(35,544)	(31,444)	(25,840)	(20,528)
Less: Deferred Compensation on restricted shares	(3,655)	(3,896)	(3,134)	(3,465)	(3,615)

Total Shareholders’ Equity	392,088	366,009	366,846	371,826	376,857

Total Liabilities and Shareholders’ Equity	$1,036,831	$1,012,393	$958,202	$937,466	$938,028

Total Debt / Total Market Capitalization	0.34:1	0.30:1	0.31:1	0.30:1	0.28:1

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Washington Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(In thousands, except per share data)

(unaudited)

	Three Months Ended
	03/31/05	12/31/04	09/30/04	06/30/04	03/31/04
Funds From Operations(1)
Net Income	$42,234	$12,383	$10,797	$11,082	$11,302
Real estate depreciation and amortization	10,565	10,315	10,051	9,651	9,424
Discontinued operations:
Gain on property disposed	(32,089)	(1,029)	—	—	—
Real estate depreciation and amortization	—	270	464	470	448

Funds From Operations (FFO)	20,710	21,939	21,312	21,203	21,174

FFO per share - basic	$0.49	$0.53	$0.51	$0.51	$0.51
FFO per share - fully diluted	$0.49	$0.52	$0.51	$0.51	$0.51
Funds Available for Distribution(2)
Accretive:
Tenant Improvements	(1,805)	(3,057)	(1,561)	(2,022)	(2,792)
Leasing Commissions Capitalized	(1,063)	(923)	(533)	(624)	(633)
Non-Accretive:
Recurring Capital Improvements	(2,192)	(3,009)	(2,274)	(2,357)	(1,428)
Straight-Line Rent, Net	(697)	(610)	(434)	(520)	(565)
Rent abatement amortization	336	308	331	277	300
Non-real estate depreciation and amortization	407	400	424	426	448
Amortization of lease intangibles	50	51	8	(6)	(65)

Funds Available for Distribution (FAD)	$15,746	$15,099	$17,273	$16,377	$16,439

Total Dividends Paid	$16,486	$16,483	$16,401	$16,394	$15,558
Average shares - basic	41,866	41,711	41,648	41,638	41,572
Average shares - fully diluted	42,015	41,911	41,883	41,838	41,820

(1)	Funds From Operations (“FFO”) – The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs.

(2)	Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization and (4) non-cash amortization of rent abatements, and adding or subtracting the amortization of lease intangibles as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Washington Real Estate Investment Trust

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)

(In thousands)

(unaudited)

	Three Months Ended
	03/31/05	12/31/04	09/30/04	06/30/04	03/31/04
EBITDA(1)
Net income	$42,234	$12,383	$10,797	$11,082	$11,302
Add:
Interest expense	8,588	8,551	8,760	8,614	8,575
Real estate depreciation and amortization	10,565	10,585	10,515	10,121	9,872
Non-real estate depreciation	84	95	103	111	114
Less:
Gain on sale of real estate	(32,089)	(1,029)	—	—	—
Other income	(114)	(88)	(59)	(115)	(65)

EBITDA	$29,268	$30,497	$30,116	$29,813	$29,798

(1)	EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain (loss) from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt.

Washington Real Estate Investment Trust

Long-Term Debt Analysis

(In thousands, except per share amounts)

	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
Balances Outstanding
Secured
Conventional fixed rate	$197,775	$173,429	$150,904	$141,271	$141,752

Secured total	197,775	173,429	150,904	141,271	141,752

Unsecured
Fixed rate bonds and notes	320,000	320,000	375,000	375,000	375,000
Credit facility	90,500	117,000	30,850	13,250	13,250

Unsecured total	410,500	437,000	405,850	388,250	388,250

Total	$608,275	$610,429	$556,754	$529,521	$530,002

Average Interest Rates
Secured
Conventional fixed rate	6.2%	6.6%	6.6%	6.6%	6.6%

Secured total	6.2%	6.6%	6.6%	6.6%	6.6%

Unsecured
Fixed rate bonds	6.2%	6.2%	6.5%	6.5%	6.5%
Credit facilities	3.4%	3.1%	2.4%	1.8%	1.8%

Unsecured total	5.6%	5.4%	6.2%	6.3%	6.3%

Average	5.8%	5.7%	6.3%	6.4%	6.4%

Maturity Schedule

	Future Maturities of Debt				Average Interest Rate
Year	Secured Debt	Unsecured Debt	Credit Facilities	Total Debt
2005	$27,995	$—	$22,000	$49,995	5.8%
2006	8,660	50,000	—	58,660	7.2%
2007	9,981	—	68,500	78,481	3.8%
2008	2,242	60,000	—	62,242	6.7%
2009	52,369	—	—	52,369	7.1%
2010	2,496	—	—	2,496	5.2%
2011	11,673	—	—	11,673	5.3%
2012	19,261	—	—	19,261	4.8%
2013	63,097	60,000	—	123,097	5.3%
Thereafter	—	150,000	—	150,000	6.0%

Total maturities	$197,775	$320,000	$90,500	$608,275	5.8%

Weighted average maturity = 6.6 years

Washington Real Estate Investment Trust

Capital Analysis

(In thousands, except per share amounts)

	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
Market Data
Shares Outstanding	42,004	42,000	41,786	41,769	41,764
Market Price per Share	$28.75	$33.87	$30.30	$29.38	$32.45
Equity Market Capitalization	$1,207,615	$1,422,540	$1,266,116	$1,227,173	$1,355,242

Total Debt	$608,275	$610,429	$556,754	$529,521	$530,002
Total Market Capitalization	$1,815,890	$2,032,969	$1,822,870	$1,756,694	$1,885,244
Total Debt to Market Capitalization	0.34:1	0.30:1	0.31:1	0.30:1	0.28:1

Earnings to Fixed Charges(1)	2.1 x	2.2 x	2.1 x	2.1 x	2.2 x
Debt Service Coverage Ratio(2)	3.2 x	3.3 x	3.3 x	3.3 x	3.3 x

Dividend Data

Total Dividends Paid	$16,486	$16,483	$16,401	$16,394	$15,558
Common Dividend per Share	$0.3925	$0.3925	$0.3925	$0.3925	$0.3725
Payout Ratio (FFO per share basis)	79.6%	75.0%	77.1%	77.5%	73.6%

(1)	The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2)	Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth

Q1 2005 vs. Q1 2004

Cash Basis

Sector	NOI Growth	Rental Rate Growth
Multifamily	4.0%	2.4%
Office Buildings	-6.9%	-0.4%
Retail Centers	1.4%	1.9%
Industrial / Flex Properties	14.7%	3.6%
Overall Core Portfolio	-0.7%	0.9%

GAAP Basis

Sector	NOI Growth	Rental Rate Growth
Multifamily	4.1%	2.4%
Office Buildings	-5.8%	-0.6%
Retail Centers	1.3%	1.6%
Industrial / Flex Properties	10.3%	3.8%
Overall Core Portfolio	-0.8%	0.8%

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI) Summary

(In Thousands)

	Three Months Ended March 31
	2005	2004	% Change
Cash Basis:
Multifamily	$4,341	$4,175	4.0%
Office Buildings	14,239	15,296	-6.9%
Retail Centers	5,282	5,208	1.4%
Industrial/Flex	4,864	4,241	14.7%

	$28,726	$28,920	-0.7%

GAAP Basis:
Multifamily	$4,339	$4,169	4.1%
Office Buildings	14,897	15,819	-5.8%
Retail Centers	5,361	5,290	1.3%
Industrial/Flex	4,720	4,280	10.3%

	$29,317	$29,558	-0.8%

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI) Detail

(In Thousands)

	Three Months Ended March 31, 2005
	Multifamily	Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$7,459	$22,384	$6,969	$6,130	$—	$42,942
Non-core - acquired [1]	—	840	109	1,496	—	2,445

Total	7,459	23,224	7,078	7,626	—	45,387
Real estate expenses
Core Portfolio	3,120	7,487	1,608	1,410	—	13,625
Non-core - acquired [1]	—	250	10	320	—	580

Total	3,120	7,737	1,618	1,730	—	14,205
Net Operating Income (NOI)
Core Portfolio	4,339	14,897	5,361	4,720	—	29,317
Non-core - acquired [1]	—	590	99	1,176	—	1,865

Total	$4,339	$15,487	$5,460	$5,896	$—	$31,182

Core Portfolio NOI GAAP Basis (from above)	$4,339	$14,897	$5,361	$4,720	$—	$29,317
Straight-line revenue, net for core properties	2	(575)	(109)	144	—	(538)
Amortization of lease intangibles for core properties	—	(83)	30	—	—	(53)

Core portfolio NOI, Cash Basis	$4,341	$14,239	$5,282	$4,864	$—	$28,726

Reconciliation of NOI to Net Income
Total NOI	$4,339	$15,487	$5,460	$5,896	$—	$31,182
Other revenue	—	—	—	—	114	114
Interest expense	(1,064)	(1,169)	(36)	(511)	(5,808)	(8,588)
Depreciation and amortization	(1,211)	(6,220)	(1,228)	(1,894)	(12)	(10,565)
General and administrative	—	—	—	—	(2,232)	(2,232)
Discontinued Operations [2]		32,323				32,323

Net Income	$2,064	$40,421	$4,196	$3,491	$(7,938)	$42,234

	Three Months Ended March 31, 2004
	Multifamily	Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$7,058	$22,740	$6,766	$5,626	$—	$42,190
Non-core - acquired [1]	—	—	—	74	—	74

Total	7,058	22,740	6,766	5,700	—	42,264
Real estate expenses
Core Portfolio	2,889	6,921	1,476	1,346	—	12,632
Non-core - acquired [1]	—	—	—	9	—	9

Total	2,889	6,921	1,476	1,355	—	12,641
Net Operating Income (NOI)
Core Portfolio	4,169	15,819	5,290	4,280	—	29,558
Non-core - acquired [1]	—	—	—	65	—	65

Total	$4,169	$15,819	$5,290	$4,345	$—	$29,623

Core Portfolio NOI GAAP Basis (from above)	$4,169	$15,819	$5,290	$4,280	$—	$29,558
Straight-line revenue, net for core properties	6	(438)	(103)	(39)	—	(574)
Amortization of lease intangibles for core properties	—	(85)	21	—	—	(64)

Core portfolio NOI, Cash Basis	$4,175	$15,296	$5,208	$4,241	$—	$28,920

Reconciliation of NOI to Net Income
Total NOI	$4,169	$15,819	$5,290	$4,345	$—	$29,623
Other revenue	—	—	—	—	65	65
Interest expense	(1,068)	(989)	—	(254)	(6,264)	(8,575)
Depreciation and amortization	(1,196)	(5,719)	(927)	(1,305)	(277)	(9,424)
General and administrative	—	—	—	—	(1,229)	(1,229)
Discontinued Operations [2]		842				842

Net Income	$1,905	$9,953	$4,363	$2,786	$(7,705)	$11,302

[1]	Non-core acquired properties for Q1 2005 and Q1 2004 were 8880 Gorman Road, Shady Grove Medical Village II, 8301 Arlington Boulevard, Dulles Business Park and Frederick Crossing.

[2]	Discontinued operations consists of: 8230 Boone Boulevard, 7700 Leesburg, Tycon Plaza II and Tycon Plaza III.

Washington Real Estate Investment Trust

Core Portfolio & Overall Occupancy Levels by Sector

Q1 2005 vs. Q1 2004

GAAP Basis

	Core Portfolio		All Properties
Sector	1st QTR 2005	1st QTR 2004	1st QTR 2005	1st QTR 2004
Multifamily	92.3%	88.6%	92.3%	88.6%
Office Buildings	88.6%	91.2%	88.3%	89.1%
Retail Centers	96.4%	94.4%	96.4%	94.4%
Industrial / Flex Properties	94.6%	91.4%	95.0%	91.5%

Overall Portfolio	91.2%	91.2%	91.1%	90.0%

Washington Real Estate Investment Trust

Schedule of Properties

March 31, 2005

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	97,000
51 Monroe Street	Rockville, MD	1979	1975	208,000
515 King Street	Alexandria, VA	1992	1966	78,000
The Lexington Building	Rockville, MD	1993	1970	46,000
The Saratoga Building	Rockville, MD	1993	1977	59,000
Brandywine Center	Rockville, MD	1993	1969	35,000
6110 Executive Boulevard	Rockville, MD	1995	1971	199,000
1220 19th Street	Washington, DC	1995	1976	102,000
Maryland Trade Center I	Greenbelt, MD	1996	1981	190,000
Maryland Trade Center II	Greenbelt, MD	1996	1984	158,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999[1]	521,000
Woodburn Medical Park I	Annandale, VA	1998	1984	71,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
600 Jefferson Plaza	Rockville, MD	1999	1985	115,000
1700 Research Boulevard	Rockville, MD	1999	1982	103,000
Parklawn Plaza	Rockville, MD	1999	1986	40,000
Wayne Plaza	Silver Spring, MD	2000	1970	91,000
Courthouse Square	Alexandria, VA	2000	1979	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	81,000
1776 G Street	Washington, DC	2003	1979	262,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	88,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	50,000

Subtotal				3,469,000

Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	146,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	72,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	50,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	198,000
Shoppes of Foxchase	Alexandria, VA	1994	1960	128,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street[2]	Alexandria, VA	1998/2003	1955/1959	45,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	334,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000

Subtotal				1,790,000

[1]	A 49,000 square foot addition to 7900 Westpark Drive was completed in September 1999.

[2]	South Washington Street includes 718 Jefferson Street, acquired in May 2003 to complete the ownership of the entire block of 800 S. Washington Street.

Washington Real Estate Investment Trust

Schedule of Properties (Cont.)

March 31, 2005

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE* SQUARE FEET
Multifamily Buildings * / # units
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	177,000
Roosevelt Towers / 190	Falls Church, VA	1965	1964	168,000
Country Club Towers / 227	Arlington, VA	1969	1965	159,000
Park Adams / 200	Arlington, VA	1969	1959	172,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	259,000
The Ashby at McLean / 250	McLean, VA	1996	1982	244,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003[3]	154,000
Bethesda Hill Apartments / 194	Bethesda, MD	1997	1986	226,000
Avondale / 236	Laurel, MD	1999	1987	170,000

Subtotal (2,095 units)				1,729,000

Industrial Distribution / Flex Properties
Fullerton Business Center	Springfield, VA	1985	1980	104,000
Pepsi-Cola Distribution Center	Forestville, MD	1987	1971	69,000
Charleston Business Center	Rockville, MD	1993	1973	85,000
Tech 100 Industrial Park	Elkridge, MD	1995	1990	167,000
Crossroads Distribution Center	Elkridge, MD	1995	1987	85,000
The Alban Business Center	Springfield, VA	1996	1981/1982	87,000
The Earhart Building	Chantilly, VA	1996	1987	93,000
Ammendale Technology Park I	Beltsville, MD	1997	1985	167,000
Ammendale Technology Park II	Beltsville, MD	1997	1986	108,000
Pickett Industrial Park	Alexandria, VA	1997	1973	246,000
Northern Virginia Industrial Park	Lorton, VA	1998	1968/1991	788,000
8900 Telegraph Road	Lorton, VA	1998	1985	32,000
Dulles South IV	Chantilly, VA	1999	1988	83,000
Sully Square	Chantilly, VA	1999	1986	95,000
Amvax	Beltsville, MD	1999	1986	31,000
Sullyfield Center	Chantilly, VA	2001	1985	245,000
Fullerton Industrial Center	Springfield, VA	2003	1980	137,000
8880 Gorman Road	Laurel, MD	2004	2000	141,000
Dulles Business Park Portfolio	Chantilly, VA	2004	1999-2004	265,000

Subtotal				3,028,000

TOTAL				10,016,000

*	Multifamily buildings are presented in gross square feet.

[3]	A 16 unit addition referred to as The Gardens at Walker House was completed in October 2003.

Washington Real Estate Investment Trust

Commercial Leasing Summary

Three months ended 03/31/05

1st Quarter 2005
Gross Leasing Square Footage
Office Buildings	329,555
Retail Centers	36,603
Industrial Centers	186,099

Total	552,257

Weighted Average Term (yrs)
Office Buildings	5.5
Retail Centers	7.9
Industrial Centers	3.5

Total	5.0

	GAAP	CASH
Rental Rate Increases:
Rate on expiring leases
Office Buildings	$32.27	$32.85
Retail Centers	26.19	26.65
Industrial Centers	7.87	7.96

Total	$23.65	$24.05

Rate on new and renewal leases
Office Buildings	$34.12	$32.56
Retail Centers	34.53	31.24
Industrial Centers	8.30	7.92

Total	$25.44	$24.17

% Increase
Office Buildings	5.73%	-0.88%
Retail Centers	31.84%	17.22%
Industrial Centers	5.46%	-0.50%

Total	7.57%	0.50%

	Total Dollars	Dollars per Square Foot
Tenant Improvements and Leasing Costs
Office Buildings	$5,759,041	$17.48
Retail Centers	518,391	14.16
Industrial Centers	299,241	1.61

Total	$6,576,673	$11.91

Washington Real Estate Investment Trust

10 Largest Tenants - Based on Annualized Rent

March 31, 2005

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank**	1	59	4.39%	149,284	1.98%
Sunrise Senior Living, Inc.	1	102	3.49%	180,066	2.39%
General Services Administration	5	47	2.27%	231,649	3.07%
Sun Microsystems, Inc.	1	21	2.25%	110,184	1.46%
INOVA Health Care Services	4	62	1.98%	83,631	1.11%
International Monetary Fund**	1	9	1.75%	59,146	0.78%
George Washington University	2	39	1.53%	66,066	0.88%
IQ Solutions	1	62	1.26%	58,473	0.77%
United Communications Group	1	38	1.24%	63,189	0.84%
Lockheed Corporation	2	18	1.20%	73,770	0.98%

Total/Weighted Average		52	21.36%	1,075,458	14.26%

**	World Bank has an executed lease for expansion into the International Monetary Fund space effective 1/1/06 for a term of 60 months - World Bank’s percentage of aggregate rent will be 6.20% and 2.79% of aggregate sqft.

Washington Real Estate Investment Trust

Lease Expirations

March 31, 2005

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2005	81	207,811	6.9%	$5,907,209	$28.43	7.1%
2006	110	479,434	15.9%	12,663,967	26.41	15.1%
2007	81	287,982	9.6%	7,536,195	26.17	9.0%
2008	77	385,688	12.8%	10,963,915	28.43	13.1%
2009	79	372,985	12.4%	10,091,277	27.06	12.1%
2010 and thereafter	150	1,272,936	42.4%	36,488,684	28.66	43.6%

	578	3,006,836	100.0%	$83,651,247	$27.82	100.0%

Retail:
2005	26	45,263	2.6%	$936,427	$20.69	3.5%
2006	47	160,424	9.2%	3,105,678	19.36	11.5%
2007	54	162,161	9.3%	3,484,965	21.49	12.9%
2008	27	173,770	10.0%	1,603,511	9.23	5.9%
2009	30	136,263	7.8%	2,673,291	19.62	9.9%
2010 and thereafter	95	1,060,707	61.1%	15,180,378	14.31	56.3%

	279	1,738,588	100.0%	$26,984,250	$15.52	100.0%

Industrial:
2005	49	513,716	18.3%	$4,046,485	$7.88	16.7%
2006	55	529,226	18.9%	4,812,655	9.09	19.8%
2007	30	294,102	10.5%	2,283,237	7.76	9.4%
2008	33	465,494	16.6%	3,981,281	8.55	16.4%
2009	34	508,131	18.1%	4,586,307	9.03	18.9%
2010 and thereafter	28	492,560	17.6%	4,592,956	9.32	18.8%

	229	2,803,229	100.0%	$24,302,921	$8.67	100.0%

Total:
2005	156	766,790	10.1%	$10,890,121	$14.20	8.0%
2006	212	1,169,084	15.5%	20,582,300	17.61	15.3%
2007	165	744,245	9.9%	13,304,397	17.88	9.9%
2008	137	1,024,952	13.6%	16,548,707	16.15	12.3%
2009	143	1,017,379	13.5%	17,350,875	17.05	12.9%
2010 and thereafter	273	2,826,203	37.4%	56,262,018	19.91	41.6%

	1,086	7,548,653	100.0%	$134,938,418	$17.88	100.0%

*	Annualized Rent is as of March 31, 2005 rental revenue (cash basis) multiplied by 12.

Washington Real Estate Investment Trust

2005 Acquisition and Development Summary

as of March 31, 2005

($’s in thousands)

Acquisition Summary

	Acquisition Date	Square Feet	Leased Percentage at Acquisition	March 31, 2005 Leased Percentage	Investment
Frederick Crossing Shopping Center Frederick, MD	03/23/05	294,724	100%	100%	$45,100
Coleman Building Chantilly, VA	04/08/05	59,767	64%	N/A	10,000

Total					$55,100

Development Summary

	Property and Location	Total Rentable Square Feet or # of Units	Percentage Leased or Committed	Anticipated Total Cost	Cost to Date	Anticipated Construction Completion Date
Development
	Rosslyn Towers [1]
	(High Rise)	178 units & 1,600 sq ft. retail	0%			4Q 06
	(Medium Rise)	46 units & 4,300 sq ft. retail	0%			3Q 06
	Arlington, VA			56,100	12,575 [3]
	South Washington Street [2] Alexandria, VA	75 units & 4,500 sq ft. retail	0%	20,200	2,960 [3]	3Q 06

Total				$76,300	$15,535

Re-development
	Foxchase Shopping Center [4]
	Alexandria, VA	60,600 sq ft.	91%	$6,000	$358	4Q 06

[1]	Rosslyn Towers, formerly known as WRIT Rosslyn Center, is a planned 224 unit multifamily property. 1620 Wilson Boulevard was acquired in conjunction with the overall development plan for Rosslyn Towers.

[2]	718 E. Jefferson Street was acquired to complete our ownership of the entire block of 800 S. Washington Street. The surface parking lot on this block is now in the preliminary stages of development. We refer to this development project as South Washington Street.

[3]	Includes land cost.

[4]	Redevelopment in connection with a lease executed in September 2004 with a regional grocery store chain.

WRIT vs. Morgan Stanley REIT Index & NAREIT All Equity Index & Russell 2000

12, 36, and 60 Month Total Returns

March 31, 2005

Source: SNL InteractiveX

Washington Real Estate Investment Trust

Reporting Definitions

March 31, 2005

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

EBITDA is earnings before interest, taxes, depreciation and amortization.

Ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (GAAP)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization.

Funds Available for Distribution (FAD) is calculated by subtracting from FFO recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and straight line rents, then adding non-real estate depreciation and amortization and rent abatement amortization, and adding or subtracting amortization of lease intangibles, as appropriate.

Recurring capital expenditures represents non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term.

Core portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.

Core portfolio net operating income (NOI) growth is the change in the NOI of the core portfolio properties from the prior reporting period to the current reporting period.